SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          March 18, 1998



                       THE PITTSTON COMPANY
      (Exact Name of registrant as specified in its charter)





    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

Item 5.  Other Events


     The board of directors of The Pittston Company (the "Company") has adopted articles of restatement and articles of correction that amend and restate the Company's Articles of Incorporation. The Restated Articles of Incorporation, as corrected, became effective on March 18, 1998, and are attached hereto as Exhibit 3(i).


                             EXHIBITS

Exhibit 3(i)  Restated Articles of Incorporation of The Pittston
              Company, as corrected, effective March 18, 1998

                            SIGNATURE
              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE PITTSTON COMPANY
                                (Registrant)



                            By /s/ Austin F. Reed
                                    Secretary


Dated: March 19, 1998

                             EXHIBITS



Exhibit       Description

3(i)          Restated Articles of Incorporation of The Pittston
              Company, as corrected, effective March 18, 1998